Third Quarter 2004 Performance Review October 26, 2004

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: the extent to which the Company is successful in integrating Aeronautical Systems in a manner and a timeframe that achieves expected cost synergies and operating synergies; demand for and market acceptance of new and existing products, such as the Airbus A380, the Boeing 7E7, the Joint Strike Fighter, the Embraer 190 and the Boeing 717; and other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

Recent Significant Developments Improved third quarter results from operations New program wins 7E7 Dreamliner Engine control system for the Rolls-Royce Trent 1000 engine Expect additional award announcements in the next several weeks Integrated Vehicle Health Management System for the U.S. Army's Black Hawk helicopter program Wheel and brake agreements with three airlines Year-over-year sales improvements in all market channels Total debt declined by $101 million Redeemed $60 million of Airport Revenue Bonds Repurchased $15 million of long-term debt on the open market Reduction of $25 million associated with revising the accounting treatment of a technology development grant for a non-U.S. government entity Total debt retirement expense of $3 million pre tax Debt reduction expected to continue during fourth quarter 2004 Cash balance stable at $346 million - after debt repayment 2004 Outlook - Fully diluted EPS range increased to $1.45 - $1.50, sales expectations increased to high end of $4.70 - $4.75 billion range Continued progress on important initiatives, improved operational performance, debt repayment and growth opportunities

Sales Trends Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Estimate GR 1157 1094 1095 1064 1130 1162 1134 1167 1237 50 Sales ($ in Millions) Note: All sales restated to reflect discontinued operations Highest quarterly aerospace sales in our history during third quarter 2004; sales expected to increase during fourth quarter 2004

(Dollars in Millions, excluding EPS) 3rd Qtr 2004 3rd Qtr 2003 Change Sales $1,167 $1,064 10% Segment operating income $132 $118 12% - % of Sales 11.3% 11.1% +0.2% Income - Continuing Operations and Net Income $50 $34 47% Diluted EPS - Continuing Operations and Net Income $0.41 $0.29 41% Third Quarter 2004 - Financial Summary

(Dollars in Millions, excluding EPS) First nine months 2004 First nine months 2004 Change Sales $3,463 $3,253 6% Segment operating income $377 $217 73% - % of Sales 10.9% 6.7% +4.2% Income - Continuing operations - Net income $119 $136 $16 $78 NM 74% Diluted EPS - Continuing operations - Net income $1.01 $1.13 $0.14 $0.66 NM 71% First nine months 2004 - Financial Summary

Third Quarter 2004 - Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS Third Quarter 2003 - from Continuing Operations $1,064 $34 $0.29 Increased overall volume, change in share count, other $82 $23 $0.19 Increased new program development expenditures (R&D, Bid and Proposal, other) ($11) ($0.09) Foreign exchange sales and income impacts $21 $0 --- Lower facility closure and headcount reduction and asset impairment charges $2 $0.01 Stock-based compensation expensing ($2) ($0.02) State tax settlement, debt retirement costs, reserve for adverse preliminary labor dispute ruling, technology development grant accounting treatment revision $7 $0.06 P & L Headwind (Incentive Comp, Liability Insurance, Tax Litigation, Retiree Medical) ($3) ($0.03) Third Quarter 2004 -from Continuing Operations $1,167 $50 $0.41

Third Quarter 2004 - Airframe Systems Segment 3rd Quarter 2004 3rd Quarter 2003 Change Change Dollars in Millions 3rd Quarter 2004 3rd Quarter 2003 $ % Sales $400 $374 $26 7% Segment OI $28 $18 $10 55% % Sales 6.9% 4.8% Included above: Facility Closure and Headcount Reductions/Asset Impairment $0 ($2) $2 N/A Major Variances: Sales The increase was primarily due to: Increased sales of aircraft wheels and brakes, actuation systems, airframe heavy maintenance services and engineered polymer products. Foreign currency translation of non-U.S. dollar sales. Segment Operating Income Improved results for wheels and brakes and airframe heavy maintenance. Pre tax benefit of $6 million for the revision of the accounting treatment of a technology development grant from a non-US government entity. Higher new program research and development expenditures, primarily for actuation products. $2 million pre tax reserve for an adverse preliminary administrative ruling in a labor dispute. Reduced asset impairment, facility closure and headcount reduction charges of $2 million.

Third Quarter 2004 - Engine Systems Segment Major Variances: Sales Increased commercial aircraft original equipment and aftermarket sales of aerostructures and cargo systems products. Increased sales of fuel nozzle and injector components to the U.S. military and to engine manufacturers for regional jets. Increased commercial and military component maintenance, repair and overhaul services sales. Increased sales of engine controls components to both the U.S. and various European military customers and increased sales for nacelle development programs for the U.S. military. Favorable currency translation on non-U.S. dollar sales, primarily in the engine controls business. Segment Operating Income Increased operating income was primarily due to the sales increases noted above, and a favorable mix of sales. Partially offsetting these increases were higher new program research and development expenditures. 3rd Quarter 2004 3rd Quarter 2003 Change Change Dollars in Millions 3rd Quarter 2004 3rd Quarter 2003 $ % Sales $475 $420 $55 13% Segment OI $65 $63 $2 3% % Sales 13.7% 15.0% Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($2) ($2) --- N/A

Third Quarter 2004 - Electronic Systems Segment Major Variances: Sales Increased sales volume of regional and business jet aircraft original equipment and aftermarket products for the De-Icing & Specialty Systems, Sensor Systems and Aircraft Lighting businesses. Increased military and space sales for optical space systems products. Increased military spares sales in our propulsion products business. Decreases in sales in the commercial aftermarket products for Boeing & Airbus programs, due to higher spares offset by lower retrofits and overhaul and repair activity. Segment Operating Income Increased sales volume noted above. Unfavorable mix of increased regional and business original equipment and decreased commercial aftermarket sales. Increased research and development costs for new programs and bid and proposal costs incurred in an effort to win new programs. 3rd Quarter 2004 3rd Quarter 2003 Change Change Dollars in Millions 3rd Quarter 2004 3rd Quarter 2003 $ % Sales $293 $270 $23 8% Segment OI $39 $37 $2 5% % Sales 13.3% 13.7% Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($2) ($2) --- N/A

Summary Cash Flow Information Item (Dollars in Millions) 3rd Qtr 2004 3rd Qtr 2003 Net income from continuing operations $50 $34 Net restructuring and consolidation, asset impairments ($4) ($10) Depreciation and Amortization $55 $55 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($78) ($16) Other current assets and other non-current assets and liabilities, deferred income taxes and taxes payable $87 $68 Cash Flow from Operations $110 $131 Cash Payments for Restructuring ($8) ($17) Capital Expenditures ($32) ($28) Pension Contributions ($9) ($6) Major Variances - third quarter 2004 compared to third quarter 2003: Working capital - primarily due to: Increased non-product inventory for new product development Increased product inventory to support increased sales in fourth quarter 2004 and 2005 Increased accounts receivable associated with late third quarter sales Accounts payable was a source of cash

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 Net Debt 2893 2487 2075 1994 1949 1836 1824 1779 1688 Cash 146 150 186 268 326 378 330 356 346 $ in Millions Total Debt + QUIPS $3,039 Total Debt + QUIPS $2,638 Total Debt + QUIPS $2,261 Net Debt + QUIPS $2,893 Net Debt + QUIPS $2,488 Net Debt + QUIPS $2,075 Cash $146 Cash $150 Cash $186 Total debt + QUIPS reduced $1,005M or 33%; Net debt + QUIPS reduced $1,205M or 42% Total Debt + QUIPS $2,262 Net Debt + QUIPS $1,994 Cash $268 Total Debt + QUIPS $2,275 Net Debt + QUIPS $1,949 Cash $326 Total Debt (includes QUIPS) $2,215 Net Debt (includes QUIPS) $1,837 Cash $378 Note: See page 22 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated. Total Debt $2,153 Net Debt $1,823 Cash $330 Total Debt $2,135 Net Debt $1,779 Cash $356 Total Debt $2,034 Net Debt $1,688 Cash $346

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 287 502 223 882 240 111 1020 198 1st Nine Months 2004 Sales by Market Channel Total Sales $3,463M Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 8% Airbus Commercial OE 15% Military & Space, OE & Aftermarket 30% Other 6% Heavy A/C Maint. 3% OE AM Balanced business mix - three major market areas each represent approximately one-third of sales Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 35% Total Commercial OE 29% Total Military and Space 30%

Sales by Market Channel 2004 Change Analysis Market Channel Primary Market Drivers Actual GR Change Comparisons Actual GR Change Comparisons Market Channel Primary Market Drivers First 9 Months 2004 vs. First 9 months 2003 3rd Qtr 2004 vs. 3rd Qtr 2003 Military and Space - OE and Aftermarket US, UK Defense Budgets 6% 5% Boeing and Airbus - OE Production Aircraft Deliveries 1% 5% Regional, Business & General Aviation - OE Aircraft Deliveries >10% >10% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 9% 14% Heavy Airframe Maintenance Aircraft aging, Parked Fleet 1% 10% Other Various 5% >10% Goodrich Total Sales 6% 10%

Outlook

Expectations for Goodrich 2004 Sales Sales by Market Channel 2003 Sales Mix Average Expected Growth Average Expected Growth Sales by Market Channel 2003 Sales Mix 2003 Actual Change* 2004 Expected Change Military and Space - OE and Aftermarket 30% 10% 10% Boeing and Airbus - OE Production 24% (10%) 5% Regional, Business & General Aviation - OE 5% (18%) >10% Aftermarket - Large Commercial and Regional, Business and GA 32% (3%) Around 6% Heavy Airframe Maintenance 3% (27%) 10% Other 6% (13%) 5% Goodrich Total Sales $4.4B (4%) $4.70 - $4.75B * Compared to 2002 pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

Goodrich Strategic Imperatives Balanced Growth Faster than the overall market Win key positions on new aircraft (e.g. 7E7) Migrate commercial products/technologies to military applications Leverage the Enterprise Resource allocation Technology/Innovation Enterprise-wide initiatives Customer alignment/focus Operational Excellence Lean manufacturing/Six Sigma Make/Buy analysis Cost reduction Successful implementation will enable Goodrich to compete/win in all business environments

Summary - Goodrich Attributes and Actions Top tier aerospace supplier Diversified, balanced business mix Proprietary, flight critical products Strong cash flow Enterprise-wide initiatives Experience managing operations in challenging markets Committed to maintaining a conservative financial profile and investment grade ratings Focused on what we can control

What Investors Should Expect from Goodrich Continued commitment to integrity and safety No significant acquisitions Focused on the business "Blocking and Tackling" Cash flow Margin improvement Actuation business operational improvement Working capital management Cost reduction New product development Continue investing in new products and systems Reduce leverage to target levels Transparency of financial results and disclosure Accountable to all stakeholders

Supplemental Information * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies. *** QUIPS included in Current maturities of long-term debt and capital lease obligations as of December 31, 2003.